FINANCIAL INSTRUMENTS AND LIQUIDITY RISK	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [Abstract]
FINANCIAL INSTRUMENTS AND LIQUIDITY RISK [Text block]

21. FINANCIAL INSTRUMENTS AND LIQUIDITY RISK

Financial Instruments measured at fair value are classified into one of three levels using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 - inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 - inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The Company's financial instruments include cash and cash equivalents, receivables, Secured Debt Investment, marketable securities, and accounts payable. In addition, at December 31, 2024, the Company also held derivative instruments. The carrying values of cash and cash equivalents, receivable, Secured Debt Investment, marketable securities, and accounts payable approximate fair value because of the short-term nature of these instruments or capacity of prompt liquidation. The Company's derivative asset and liability is measured using level 3 inputs.

During the year ended December 31, 2025, and 2024, there were no transfers between level 1, level 2 and level 3 classified assets and liabilities.

Credit risk

Credit risk is the risk of potential loss to the Company if the counterparty to a financial instrument fails to meet its contractual obligations.

The Company is exposed to credit risk with respect to its cash and cash equivalents, Secured Debt Investment and receivables. The Company's maximum exposure to credit risk is the amount disclosed in the consolidated statements of financial position.

Credit risk associated with cash and cash equivalents is minimized by placing the majority of these instruments with major financial institutions with strong investment-grade ratings as determined by a primary ratings agency.

Credit risk associated with the Secured Debt Investment is managed through the Company's ongoing monitoring of the CCAA proceedings. The investment is secured by first-ranking charges over the estate's assets, which mitigates credit exposure. Management assesses and monitors credit risk by reviewing court filings, restructuring updates, and collateral valuations throughout the CCAA proceedings.

Credit risk associated with trade receivables is managed by dealing with reputable international metals trading companies. The Company assesses and monitors risk by performing an aging analysis of its trade receivables.

Liquidity risk

Liquidity risk represents the risk that the Company will be unable to meet its obligations associated with its financial liabilities as they fall due. The Company manages liquidity risk by preparing an annual budget for approval by the Board of Directors and preparing cash flow and liquidity forecasts on a regular basis. The Company's objective when managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due. The Company uses cash to settle its financial obligations. The ability to do this relies on the Company collecting its trade receivables in a timely manner and maintaining sufficient cash on hand through debt financing.

Based on the Company's forecasted cash flows and the current working capital, the Company estimates that it will have sufficient liquidity to meet its obligations and operating requirements for at least the next twelve months.

Financial liabilities include accounts payable and accrued liabilities amount to $28,498, which is due for payment within 1 year.

Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market factors. Market risk comprises three types of risk: price risk, interest rate risk and currency risk.

Interest rate risk

Interest rate risk is the risk that the fair values and future cash flows of the Company will fluctuate because of changes in market interest rates.

The Company is exposed to interest rate risk to the extent that the cash maintained at financial institutions is subject to a floating rate of interest. The interest rate risk on cash is considered insignificant due to the low interest rates in the current economic environment and short-term nature of its holdings and as such the Company does not take any actions to manage interest rate risk.

Currency risk

Currency risk is the risk that the fair values or future cash flows of the Company's financial instruments will fluctuate because of changes in foreign currency exchange rates.

The Company's currency risk primarily arises from financial instruments denominated in US dollars that are held by Mako and Goldsource, as their functional currency is the Canadian dollar and that are held by Stronghold, as their functional currency is the Guyanese dollar. Conversely for the Company's subsidiaries whose functional currency is the US dollar, currency risk primarily arises from financial instruments denominated in Nicaraguan córdoba that are held at the subsidiary company level. As at December 31, 2025, a 5% change in the exchange rate between the Canadian dollar and the U.S. dollar would result in a net impact of approximately $78 and a 5% change in the exchange rate between the Guyanese dollar and the U.S. dollar would result in a net impact of approximately $10. Effective January 1, 2024, the exchange rate between the Nicaraguan córdoba and the U.S. dollar has been fixed by the Central Bank of Nicaragua. The Company does not consider the currency risk to be material to the future operations of the Company and, as such, does not have a hedging program or any other programs to manage currency risk.